SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-A

        FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
             PURSUANT TO SECTION 12(b) OR (g) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



                      Liberty Bancorp, Inc.
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     (Exact name of registrant as specified in its charter)



Federal                                         To Be Applied For
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(State of incorporation or organization)      (I.R.S. Employer
                                              Identification No.)


1410 St. Georges Avenue, Avenel, New Jersey                 07001
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(Address of principal executive offices)               (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act.


             None                              N/A
        (Title of Class)          (Name of each exchange on which
                                  each class is to be registered)

Securities to be registered pursuant to Section 12(g) of the Act:


              Common Stock par value $1.00 per share
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                        (Title of Class)

Item 1.  Description of Registrant's Securities to be Registered.

     For a description of the Registrant's securities, reference is made to "Description of Capital Stock," "Dividend Policy" and "Market for the Common Stock" in the Registrant's Prospectus filed pursuant to the Rule 424(b)(3) of the Securities Act of 1933 (File No. 333-48003) which is hereby incorporated by reference. For a description of the provisions of the Registrant's Stock Holding Company Charter and Bylaws that may render a change in control of the Registrant more difficult, reference is made to "Restrictions on the Acquisition of the Company and the Bank" in the Registrant's Prospectus referenced above.


Item 2.  Exhibits.

     1. Pre-Effective Amendment No. 2 to Registration Statement on Form SB-2 (Registration Number 333-48003) dated May 12, 1998 is hereby incorporated by reference.

     2. Prospectus filed pursuant to Rule 424(b)(3) of the Securities Act of 1933 (File No. 333-48003) filed May 27, 1998 is hereby incorporated by reference.

     3. Stock Holding Company Charter (incorporated by reference to Exhibit 3.1 of the Registration Statement on Form
SB-2 as filed on March 16, 1998)

     4. Bylaws (incorporated by reference to Exhibit 3.2 of the Registration Statement on Form SB-2 as filed on March 16, 1998)

     5. Specimen Stock Certificate (incorporated by reference to Exhibit 4 of the Registration Statement on Form SB-2 as filed on March 16, 1998)

                            SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                              LIBERTY BANCORP, INC.



Date:   June 18, 1998         By:  \s\ John R. Bowen
                                   ------------------------------
                                   John R. Bowen
                                   President and Chief Executive
                                    Officer